SCHEDULE 14A
                              (Rule 14a-101)

                  INFORMATION REQUIRED IN PROXY STATEMENT
                         SCHEDULE 14A INFORMATION
             Proxy Statement Pursuant to Section 14(a) of the
             Securities Exchange Act of 1934 (Amendment No. )


Filed by the Registrant  X

Filed by a Party other than the Registrant

Check the appropriate box:
    Preliminary Proxy Statement
 X  Definitive Proxy Statement
    Definitive Additional Materials
    Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12
    Confidential, for Use of the Commission Only (as permitted by Rule
       14a-6(e)(2))

                   Everest & Jennings International Ltd.
             (Name of Registrant as Specified in Its Charter)

                                   ----
   (Name of Person(s) Filing Proxy Statement, if other than Registrant)

Payment of Filing Fee (Check the appropriate box):

    $125 per Exchange Act Rule 0-11(e)(1)(ii), 14a-6(i)(1) or Item 22(a)(2)
         of Schedule 14A

    $500 per each party to the controversy pursuant to Exchange Act Rule
         14a-6(i)(3)

    Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11

   (1) Title of each class of securities to which transaction applies: ____

   (2) Aggregate number of securities to which transaction applies: ______

   (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined): _____

   (4) Proposed maximum aggregate value of transaction: _____

   (5) Total fee paid: _____

 X  Fee paid previously with preliminary materials.

     Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

   (1) Amount Previously Paid: _____
   (2) Form, Schedule or Registration Statement No.: _____
   (3) Filing Party: _____
   (4) Date Filed: _____

                   EVEREST & JENNINGS INTERNATIONAL LTD.

               NOTICE OF 1996 ANNUAL MEETING OF STOCKHOLDERS

                               June 4, 1996


     Notice is hereby given that the 1996 Annual Meeting of Stockholders (the "Annual Meeting") of Everest & Jennings International Ltd. (the "Company") will be held at the offices of the Company, 4203 Earth City Expressway, Earth City, Missouri 63045, on Tuesday, June 4, 1996, commencing at 11:00 a.m. The Annual Meeting is being held for the following purposes:

    (1)  To elect five (5) members of the Board of Directors;

    (2) To consider and vote upon a proposal to amend the Company's Certificate of Incorporation to effect a one-for-ten reverse stock split by changing the number of authorized shares of Common Stock from 120,000,000 shares, par value $0.01 per share, to 12,000,000 shares, par value $0.10 per share, and by changing the voting rights of holders of each share of the Company's Series A Preferred Stock, Series B Preferred Stock and Series C Preferred Stock to provide for one-tenth vote per share on all matters submitted to a vote of the Company's Common Stock (the "Amendment");

    (3) To ratify the appointment of Price Waterhouse LLP as the independent accountants of the Company for fiscal 1996; and

    (4) To transact such other business as properly may come before the meeting and any adjournment thereof.

     Only stockholders of record at the close of business on April 26, 1996 are entitled to vote at the Annual Meeting.

    All stockholders are cordially invited to attend the meeting in person. IN ANY EVENT, PLEASE MARK YOUR VOTES, THEN DATE AND SIGN THE ENCLOSED FORM OF PROXY AND RETURN YOUR VOTED PROXY OR PROXIES PROMPTLY IN THE ENCLOSED POSTAGE-PAID ENVELOPE WHETHER OR NOT YOU CURRENTLY PLAN TO ATTEND THE
ANNUAL MEETING. YOU MAY REVOKE YOUR PROXY IF YOU DECIDE TO ATTEND THE ANNUAL MEETING AND WISH TO VOTE YOUR SHARES IN PERSON.

                              BY ORDER OF THE BOARD OF DIRECTORS

                              TIMOTHY W. EVANS
                              Secretary

St. Louis, Missouri
May 21, 1996

                   EVEREST & JENNINGS INTERNATIONAL LTD.

                        4203 Earth City Expressway
                        Earth City, Missouri  63045

                              PROXY STATEMENT


                                  GENERAL

     This Proxy Statement (first mailed on or about May 23, 1996 to stockholders of record on April 26, 1996) is furnished in connection with the solicitation by the Board of Directors of Everest & Jennings International Ltd. (the "Company") of Proxies for use at the 1996 Annual Meeting of Stockholders (the "Annual Meeting"), and at any adjournment thereof. The Annual Meeting will be held on June 4, 1996, at 11:00 a.m., at 4203 Earth City Expressway, St. Louis County, Missouri 63045.

     The Annual Meeting is being held: (i) to elect five members of the Board of Directors of the Company; (ii) to consider and vote upon a proposal to amend the Company's Certificate of Incorporation to effect a one-for-ten reverse stock split by changing the number of authorized shares of Common Stock from 120,000,000 shares, par value $0.01 per share, to 12,000,000 shares, par value $0.10 per share, and by changing the voting rights of holders of each share of the Company's Series A Preferred Stock, Series B Preferred Stock and Series C Preferred Stock to provide for one-tenth vote per share on all matters submitted to a vote of the Company's Common Stock (the "Amendment"); (iii) to ratify the appointment of Price Waterhouse LLP as the independent accountants of the Company for fiscal 1996; and (iv) to transact such other business as properly may be brought before the meeting and any adjournment thereof.

     A Proxy in the accompanying form which is properly executed and received by the Company and not revoked prior to the Annual Meeting, will be voted in accordance with the stockholder's direction and in the absence of direction will be voted FOR each of the nominees for director shown on the form of Proxy, FOR the Amendment and FOR ratification of the appointment of Price Waterhouse LLP as the independent accountants of the Company. Any Proxy executed and returned to the Company may be revoked by the person giving it by delivering a later signed and dated Proxy or other written notice of revocation to the Secretary of the Company at any time prior to the exercise of the Proxy. A Proxy is also subject to revocation if the person executing the Proxy is present at the Annual Meeting and chooses to vote in person.



                              STOCK OWNERSHIP

     The stockholder shown in the following table is the only stockholder known to the Company to have owned beneficially, as of March 31, 1996, at least 5% of any class or series of the Company's voting stock.

                                                            Shares of
                                Shares of                    Series A
                               Common Stock              Preferred Stock
                               Beneficially                Beneficially
                              Owned<F1><F2>               Owned<F1><F2>
                           --------------------         ------------------
                            Number                       Number
Name and Address of           of                           of
Beneficial Owner            Shares     Percent           Shares   Percent
- -------------------        --------    -------          --------  -------
BIL (Far East Holdings)
Limited, 2306 Jardine     57,799,352     80%          7,867,842     100%
House, #1 Connaught Place
Central, Hong Kong


                                (CONTINUED)

                                Shares of                   Shares of
                                 Series B                    Series C
                             Preferred Stock             Preferred Stock
                               Beneficially                Beneficially
                              Owned<F1><F2>               Owned<F1><F2>
                           --------------------         ------------------
                            Number                       Number
Name and Address of           of                           of
Beneficial Owner            Shares     Percent           Shares   Percent
- -------------------        --------    -------          --------  -------
BIL (Far East Holdings)
Limited, 2306 Jardine       786,357      100%          20,000,000   100%
House, #1 Connaught Place
Central, Hong Kong

[FN]
<F1>
For purposes of this table and the beneficial stock ownership table on page 6, the percentage of ownership of the Company's Common Stock is based on the 72,280,646 shares of Common Stock actually outstanding as of March 31, 1996. The following shares are not included: 84,000 shares issuable under currently exercisable options granted under the Company's 1990 Omnibus Stock Incentive Plan, 400,000 shares issuable under options granted to Bevil J. Hogg, 284,193 shares issuable on exercise of outstanding options granted under the MCT plan, and 42,400 shares issuable on exercise of outstanding options granted under the Company's 1981 Stock Option Plan (all such options issued under the 1990 Omnibus Stock Incentive Plan, the 1994 Plan and the 1981 Stock Option Plan, all of which are or will become exercisable within 60 days after March 31, 1996 at exercise prices in excess of the recent closing prices for the Common Stock, which options the Company accordingly believes are unlikely to be exercised within 60 days of March 31, 1996); 7,867,842 shares issuable on exercise of the outstanding Series A Preferred Stock; 786,357 shares issuable on conversion of the outstanding Series B Preferred Stock; and 20,000,000 shares issuable on conversion of the outstanding Series C Preferred Stock.

<F2>
Each outstanding share of Series A Preferred Stock, Series B Preferred Stock, Series C Preferred Stock and Common Stock is entitled to one vote and the holders of the Series A Preferred Stock, Series B Preferred Stock, Series C Preferred Stock and Common Stock vote together as a single class on all matters submitted to a stockholder vote (including the election of directors) other than a matter with respect to which any such class would be entitled under applicable law to vote separately.



                             QUORUM AND VOTING

     Only stockholders of record as of the close of business on April 26, 1996 (the "Record Date") will be entitled to vote at the Annual Meeting. On that date, 72,280,646 shares of Common stock, $0.01 par value; 7,867,842 shares of Series A Preferred Stock, $0.01 par value; 786,357 shares of Series B Preferred Stock, $0.01 par value; and 20,000,000 shares of Series C Preferred Stock, $0.01 par value, were outstanding.

     The presence at the Annual Meeting, in person or by proxy, of the holders of a majority of the outstanding shares of the Common Stock, the Series A Preferred Stock, the Series B Preferred Stock and the Series C Preferred Stock is necessary to constitute a quorum for transacting business. The holders of Common shares, Series A Preferred Stock, Series B Preferred Stock and Series C Preferred Stock are entitled to one vote per share.

     Cumulative  voting is permitted in the election of directors  provided that at least one stockholder has given notice at the Annual Meeting, before voting has commenced, of an intention to cumulate votes. If any one stockholder gives notice of an intention to cumulate votes, all stockholders may cumulate their votes for the candidates. To cumulate votes, a stockholder may cast as many votes as there are directors to be elected multiplied by the number of shares registered in his or her name on the Record Date. These votes may be cast all for one candidate or may be distributed among the candidates at the discretion of the stockholder. In any election of directors, the five candidates receiving the highest number of affirmative votes are elected; votes against a director and votes withheld have no legal effect. The Company has not been informed that any stockholder intends to cumulate votes at the Annual Meeting. Whether or not votes are cumulated for the election of directors at the Annual Meeting, Brierley Investments Ltd. ("BIL") has the power as of March 31, 1996 to elect all five of the Directors.

     Approval of the reverse stock split and the related amendment to the voting rights of holders of the Company's preferred stock will require the affirmative vote of a majority of the outstanding shares of Common Stock, Series A Preferred Stock, Series B Preferred Stock and Series C Preferred Stock, voting together as a single class and voting separately as a class.

     The ratification of the appointment of Price Waterhouse LLP as independent accountants for the Company for fiscal 1996 will require the affirmative vote of a majority of the votes of the shares of Common Stock, Series A Preferred Stock, Series B Preferred Stock and Series C Preferred Stock, voting together as a single class, present and voting at the Annual Meeting in person or by Proxy.

     Abstentions and broker "non-votes" are not counted in the total number of votes cast and thus will have no effect on the outcome of voting on directors. A broker "non-vote" occurs when a nominee holding shares for a beneficial owner is present at the meeting but does not vote upon a particular proposal because the nominee does not have discretionary voting power with respect to that proposal and has not received instructions from the beneficial owner. Broker "non-votes" and the shares as to which stockholders abstain are included for purposes of determining whether a quorum of shares is present at a meeting and, therefore, as to matters other than the election of directors, have the same effect as if such shares were voted against such matters. Shares not voted on one or more but less than all such matters on proxies returned by brokers will be treated as not represented at the Meeting as to such other matter or matters.


              MATTERS TO BE CONSIDERED AT THE ANNUAL MEETING

                              PROPOSAL NO. 1
                           ELECTION OF DIRECTORS

The Board of Directors

     In accordance with the Company's By-laws, the Board of Directors has fixed the number of directors at five members as of the Annual Meeting.

     Each of the persons listed below has been nominated by the Company's current Board of Directors for election to the Board at the Annual Meeting. Each director will hold office until the next Annual Meeting and until his or her successor is elected and qualified. In addition to the nominees listed below, Dianne J. Jennings served as a director during a portion of 1995. Ms. Jennings did not stand for re-election in 1995.

     If the enclosed Proxy is properly executed and returned to the Company before the Annual Meeting, it will be voted in the manner directed by the stockholder(s) submitting such proxy. If no such direction is provided, the proxy will be voted FOR the nominees shown on the Proxy.. The persons named in the Proxy will have the right to vote cumulatively and to distribute votes among nominees as they consider advisable. If any of the nominees becomes unavailable for any reason, or if a vacancy should occur before the election, the shares represented by the Proxy will be voted FOR the person, if any, who is designated by the Board of Directors to replace the nominee or to fill the vacancy on the Board. The Board of Directors has no reason to believe that any of the nominees will be unavailable or that any vacancy on the Board of Directors will occur. All nominees have consented to be named and have indicated their intent to serve if elected.

Information Regarding Nominees and Executive Officers

     The following table sets forth certain information concerning the business experience of the nominees for election to the Board of Directors.

                       Principal Occupations and Affiliations      Served
                       Over the Last Five Years and                  as
                       Directorships in Other Publicly            Director
Name              Age  Held Companies                               Since
- ----              ---  --------------------------------------     --------

Sandra L. Baylis   48  Executive Assistant, Brierley Investments     1995
                       Ltd., an Australian holding company,
                       since 1993; Executive Assistant, Pioneer
                       International Ltd.,a producer of building construction materials, from 1990 to 1993.

Bevil J. Hogg      48  President and Chief Executive Officer of      1994
                       the Company since January 21, 1994;
                       Executive Vice President of the Company
                       from January 14, 1994 to January 20, 1994;
                       Chief Executive Officer of Medical Composite
                       Technology, Inc., a wheelchair designer and manufacturer, from December 16, 1992 to January 13, 1994; Chief Executive Officer of Cycle Composite, Inc., a bicycle manufacturer, from 1986 to December, 1992.

Rodney F. Price    52  Chairman of the Board of the Company          1994
                       since May 23, 1994; Director, Brierley
                       Investments Ltd., an Australian investment holding company, since 1993; Managing
                       Director and Chief Executive Officer, Pioneer
                       International Ltd., a producer of building construction materials, from 1990 to 1993;
                       Managing Director and Chief Executive Officer,
                       Industrial Equity Limited (IEL) from 1986 to
                       1989; Chairman, Australia Media Ltd.

Robert C.          75  Private investor; Chairman of Zac             1982
Sherburne              Industries, a manufacturer of computer
                       peripheral components, from February 1985 to June 1990; Director of Zero Corp. from
                       1975 to 1992; Director of Golden Systems Inc.

Charles D. Yie     37  General Partner of Ampersand Specialty        1994
                       Materials Ventures Limited Partnership
                       ("ASMVLP"), a venture capital investment company, since 1989; Principal from 1987 to 1989. Director of Aseco Corporation.



     The following table sets forth the beneficial stock ownership as of March 31, 1996 of each of the nominees for election to the Board of Directors, each of the executive officers named in the Summary Compensation Table on page 13 (the "named executive officers") and of the Directors and executive officers as a group. The number of shares shown includes shares, if any, held beneficially or of record by each person's spouse; voting and investment power of the shares also may be shared by spouses.


                                Shares of                Shares of Series
                               Common Stock             A Preferred Stock
                               Beneficially                Beneficially
                              Owned<F1><F2>               Owned<F1><F2>
                           --------------------         ------------------
                            Number                       Number
Name of                       of                           of
Beneficial Owner            Shares     Percent           Shares   Percent
- -------------------        --------    -------          --------  -------
Sandra L. Baylis                  0       *               0          *
Bevil J. Hogg               207,650       *               0          *
Rodney F. Price          57,799,352<F2>  80%        7,867,842<F2>   100%
Robert C. Sherburne             500       *               0          *
Charles D. Yie            2,581,970<F3>   4%              0          *
Timothy W. Evans              1,000       *               0          *
Angelo A. Conti                   0       *               0          *
Robert B. Senn                    0       *               0          *
John G. Cowan                   650       *               0          *
Directors and
 Executive Officers
 As a group (10 persons) 60,591,122      84%          7,867,842     100%



                        BENEFICIAL STOCK OWNERSHIP
                                (CONTINUED)

                             Shares of Series            Shares of Series
                            B Preferred Stock           C Preferred Stock
                               Beneficially                Beneficially
                              Owned<F1><F2>               Owned<F1><F2>
                           --------------------         ------------------
                            Number                       Number
Name of                       of                           of
Beneficial Owner            Shares     Percent           Shares   Percent
- -------------------        --------    -------          --------  -------
Sandra L. Baylis              0           *               0          *
Bevil J. Hogg                 0           *               0          *
Rodney F. Price          786,357<F2>     100%       20,000,000<F2>  100%
Robert C. Sherburne           0           *               0          *
Charles D. Yie                0           4%              0          *
Timothy W. Evans              0           *               0          *
Angelo A. Conti               0           *               0          *
Robert B. Senn                0           *               0          *
John G. Cowan                 0           *               0          *
Directors and
 Executive Officers
 As a group (10 persons)   786,357       100%         20,000,000    100%

* The percentage of shares beneficially owned does not exceed 1% of the outstanding shares of the applicable class.

[FN]
<F1>
See Notes F1 and F2 to the Stock Ownership Chart on page 2.

<F2>
Consists entirely of shares of stock beneficially owned by BIL and which Mr. Price may be deemed to own beneficially because he is a director of BIL.

<F3>
Consists entirely of shares of stock beneficially owned by ASMVLP and which Mr. Yie may be deemed to own beneficially because he is a director of ASMVLP.
[/FN]

                              PROPOSAL NO. 2
                            REVERSE STOCK SPLIT

                                  General

     In order to meet the standards for continued listing of shares of Common Stock on the American Stock Exchange ("AMEX"), the Board of Directors on May 9, 1996 adopted a resolution proposing a one (1) for ten
(10) reverse stock split of the presently issued and outstanding shares of the Company's Common Stock (the "Reverse Split"). In connection with the Reverse Split, the Board is recommending that the Certificate of Incorporation of the Company (the "Certificate") be amended to decrease the number of authorized shares of Common Stock from 120,000,000 to 12,000,000, to increase the par value of such shares from $.01 to $.10 per share and to reduce the voting rights of each share of Preferred Stock to a 1/10 vote on all matters submitted to the Company's Common Stock (the "Amendment"). A copy of the resolution proposing such Amendment is attached hereto as
Exhibit 1.

     Approval of the Reverse Split and the Amendment will require the affirmative vote of a majority of the outstanding shares of Common Stock, Series A Preferred Stock, Series B Preferred Stock and Series C Preferred Stock, voting together as a single class, voting separately as a class. If the Reverse Split is approved by the stockholders, it will become effective upon the filing of the Amendment with the Delaware Secretary of State (the "Effective Time").

     At the Effective Time, each certificate representing a particular number of shares of Common Stock outstanding immediately prior to the Reverse Split (the "Old Shares") will be deemed automatically, without any action on the part of the stockholders, to represent one-tenth (1/10) of such number of shares of Common Stock after the Reverse Split (the "New Shares"); provided, however, that no fractional New Shares will be issued as a result of the Reverse Split. In lieu thereof, each stockholder whose Old Shares are not evening divisible by ten (10) will be entitled to receive a cash payment from the Company for such fractional interests (see "Implementation of the Reverse Stock Split", below).

     After the Effective Time, stockholders will be asked to surrender certificates representing Old Shares in accordance with the procedures set forth in a letter of transmittal to be sent by the Company. The New Shares issued pursuant to the Reverse Split will be fully paid and nonassessable. The voting and other rights that presently characterize the Common Stock will not be altered by the Reverse Split.


Purposes of the Proposed Reverse Split

     The Company's shares of Common Stock are listed, and trade, on the AMEX. For continued listing on AMEX it is necessary that, among other things, the minimum price per share of the Company's Common Stock exceed $3.00 per share. Over the past several years the price of the Company's Common Stock has fluctuated and, for protracted periods, has fallen below $3.00 per share. Management believes that if the Reverse Split is approved and effectuated, the Company's shares of Common Stock will have a minimum price in excess of $3.00 per share and, therefore, will continue to be listed and traded on AMEX.

     Additionally, Management believes the Reverse Split will enhance the acceptability and marketability of the Common Stock by the financial community and investing public. The reduction in the number of issued and outstanding shares of Common Stock caused by the Reverse Split is expected to result in a broader market for the Common Stock than that which currently exists. Many brokerage firms and institutional investors do not effect transactions in stock such as the Company's Common Stock because of its relatively low trading price. In addition, the structure of trading commissions also tends to have an adverse impact upon holders of lower priced stock because the brokerage commission on a sale of lower priced stock generally represents a higher percentage of the sales price than the commission on a relatively higher priced issue. The expected increased price level may also encourage interest and trading in the Common Stock and promote greater liquidity for the Company's stockholders.

     However, no assurance can be given that any or all of these effects will occur, including, without limitation, that the market price per New Share of Common Stock after the Reverse Split will be ten (10) times the market price per Old Share of Common Stock before the Reverse Split, or that such price will either exceed or remain in excess of the current market price. Further, no assurance can be given that the market for the Common Stock will be improved. Stockholders should be aware that the Board of Directors cannot predict what effect the Reverse Split will have on the market price of the Common Stock.


Principal Effects of the Reverse Split

    If the Reverse Split is approved by the stockholders and implemented by the Company, the Company's Certificate will be amended to decrease the number of authorized shares of Common Stock from One Hundred Twenty Million (120,000,000) shares to Twelve Million (12,000,000) shares. The Amendment will also increase the par value per share of the Company's Common Stock from $.01 to $.10. The increase in par value per share is intended to maintain the Company's capital stock accounts at current levels.

     The Common Stock is currently registered under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and, as a result, the Company is subject to the periodic reporting and other requirements of the Exchange Act. The Reverse Split will not affect the registration of the Common Stock under the Exchange Act.


No Right of Appraisal

     Under Delaware law, the proposed Reverse Split does not require the Company to provide dissenting stockholders with a right of appraisal. Management of the Company believes the price to be paid to the stockholders for fractional shares to be fair and has made no provision for any nonstatutory appraisal right.


Effect of Reverse Stock Split on Options and Preferred Stock

     The Company currently has issued outstanding shares of Series A, B and C Convertible Preferred Stock (the "Preferred Stock") and maintains the 1994 Stock Option Plan. Each of the above has terms providing for an adjustment in proportion to any change in the amount of Common Stock outstanding. If the Reverse Split is approved by the stockholders and implemented by the Company, appropriate adjustments will be made. In addition, each share of Preferred Stock is currently entitled to one <F1> vote on all matters submitted to a vote of the holders of Common Stock and to vote together with the Common Stock as a class. In order to maintain proportional voting privileges with the holders of Common Stock, the terms of the Preferred Stock will be adjusted to provide that, after the Effective Time, each share of Preferred Stock will be entitled to a one-tenth (1/10) vote on all matters submitted to a vote of the Company's Common Stock.


Federal Income Tax Consequences

     The following discusses only the United States Federal income tax consequences of the Reverse Split to the United States persons who hold their shares of the Company as capital assets. It does not discuss all the tax consequences that might be relevant to any Company stockholder entitled to special treatment under United States Federal income tax law such as tax exempt corporations and non-United States stockholders. This discussion is based on the Internal Revenue Code of 1986, as amended, in effect on the date of this document ("Code"), including any applicable Treasury Regulations promulgated thereunder, current administrative rulings and court decisions, all of which are subject to change. Any such change, which may or may not be retroactive, could alter the tax consequences described herein and may adversely affect the tax treatment of any Company stockholder.

     Because of the complexity of the tax laws and because the tax consequences of the Reverse Split to any particular stockholder may be affected by matters not discussed herein, it is strongly recommended that each Company stockholder consult his or her tax advisor concerning the tax consequences (including any state and local tax consequences) of the Reverse Split applicable to their individual situation.


Tax Basis and Holding Period

     The Reverse Split is intended to be treated as a reorganization described in Section 368(a)(1)(E) of the Code. As a reorganization, the Company stockholders receiving New Shares of Common Stock in exchange for their Old Shares of Common Stock pursuant to the Reverse Split will not recognize any gain or loss as a result of the exchange (except as otherwise noted herein). The initial tax basis in the New Shares of Common Stock received will be equal to such stockholder's adjusted tax basis in the Old Shares of Common Stock surrendered therefor (less any portion of the initial tax basis allocated to the fractional shares). The holding period for the New Shares of Common Stock received will include such stockholder's holding period in the Old Shares of Common Stock surrendered therefor.


Receipt of Cash in Lieu of Fractional Shares

    Company stockholders who receive cash in lieu of fractional shares will be treated as if they had received fractional New Shares of Common Stock in the Reverse Split and such fractional New Shares were redeemed by the Company immediately thereafter. Under the Code section applicable to redemptions, Code Section 302, any Company stockholder who receives cash in a redemption that qualifies as a "sale or exchange" will recognize capital gain or capital loss equal to the difference between the amount of the cash received and the tax basis of the fractional New Shares. Any capital gain or capital loss resulting from the receipt of cash in lieu of fractional shares will be long term if such stockholder has held the old shares of Common Stock for more than one year.

     Under the rules of Section 302 of the Code, if the receipt of cash in lieu of fractional shares pursuant to the Reverse Split does not constitute a "sale or exchange" with respect to a given stockholder, then the cash received by the stockholder in lieu of fractional shares would be treated as a dividend to the extent that the Company has currently and/or accumulated earnings and profits.


Implementation of the Reverse Stock Split

    Assuming approval by the Company's stockholders, the Reverse Split will be effective upon the filing of the Amendment with the Delaware Secretary of State. Without any further action on the part of the Company or the stockholders, at the Effective Time the certificates representing a particular number of Old Shares will be deemed to represent one-tenth (1/10) of such number of New Shares. No fractional New Shares will be issued for any fractional New Share interest. Consequently, at the Effective Time, each stockholder who would otherwise hold a fractional interest in a New Share will be entitled to receive a cash payment from the Company in lieu of such fractional interest in the amount of the average daily price of the Old Shares, as reported by AMEX, for the ten (10) trading days immediately preceding the date of the Effective Time multiplied by the number of Old Shares that comprise such fractional interest of New Shares.

     After the Effective Time, stockholders will be required to exchange their Old Shares stock certificates for new certificates representing the New Shares. Stockholders will be furnished with the necessary materials and instructions for the surrender and exchange of certificates of Old Shares at the appropriate time by the Company's transfer agent. Stockholders will not be required to pay a transfer or other fee in connection with the exchange of certificates. The materials provided to stockholders will also include information on how the payment of cash in exchange for fractional interests will be handled.


Vote Required; Vote of Principal Stockholder

     The Reverse Split proposal requires the approval of a majority of the outstanding shares of the Company. BIL currently owns eighty percent (80%) of the Company's outstanding shares of Common Stock, as well as one hundred percent (100%) of the outstanding shares of its Series A, B and C Preferred Stock. The Company has been advised by BIL that such shares will be voted in favor of the Reverse Split proposal. Accordingly, it is likely that the required number of votes will be obtained to approve the Reverse Split proposal.


Board Recommendation

     The Board of Directors recommends a vote FOR the adoption of the proposed Reverse Split and for the resolutions to amend the Certificate with respect thereto as set forth in Exhibit 1 attached hereto.



                              PROPOSAL NO. 3
                              RATIFICATION OF
                  APPOINTMENT OF INDEPENDENT ACCOUNTANTS


    The Board of Directors, upon the recommendation of its Audit Committee, has determined to appoint Price Waterhouse LLP as the Company's independent accountants for the fiscal year 1996.

     The Company has employed Price Waterhouse LLP as its independent accountants since 1990. During the fiscal year ended December 31, 1995, the audit services of Price Waterhouse LLP included the audit of the Company's consolidated financial statements, services related to filings with the Securities and Exchange Commission and accounting consultation services.

     The rendition of routine audit and non-audit services by Price Waterhouse LLP was reviewed and approved in advance by the Audit Committee on behalf of the Board of Directors. As part of the process, the Audit Committee also considered whether the rendition by that firm of certain non-audit services affects its independence as the Company's independent accountants and concluded that it does not.

     It is anticipated that representatives of Price Waterhouse LLP will be present at the Annual Meeting and will have an opportunity to make a statement, if they wish to do so, and to respond to any appropriate inquiries of the stockholders or their representatives.


Vote Required and Recommendation for Approval

     The Board of Directors and its Audit Committee recommend that the stockholders vote FOR ratification of the appointment of Price Waterhouse LLP as independent accountants to perform the audit of the Company's accounts for the 1996 fiscal year. The affirmative vote of a majority of the shares of Common Stock, A Preferred Stock, B Preferred Stock and Series C Preferred Stock present or represented by proxy at the meeting is required for ratification of such appointment by the stockholders.

     BIL has indicated that it intends to vote all of its Common shares, Series A Preferred Stock, Series B Preferred Stock and Series C Preferred Stock FOR ratification of the appointment of Price Waterhouse LLP as independent accountants. Such a vote by BIL, standing alone, would constitute ratification of such appointment by the stockholders.



                   IDENTIFICATION OF EXECUTIVE OFFICERS

The following table sets forth certain information concerning all current executive officers of the Company.

Name and Position        Officer  Business Experience
With the Company    Age   Since   During Past Five Years
- -----------------   ---  -------  --------------------------------------
Bevil J. Hogg        48   1993    President and Chief Executive Officer of
President, Chief                  the Company since January 21, 1994;
Executive Officer                 Executive Vice President of the Company
and a Director                    from January 14, 1994 to January 20,
of the Company                    1994; Chief Executive Officer of Medical
                                  Composite Technology, Inc., a wheelchair designer and manufacturer, from December
                                  16, 1992 to January 13, 1994; Chief
                                  Executive Officer of Cycle Composite,
                                  Inc., a bicycle manufacturer, from 1986
                                  to December, 1992.

Timothy W. Evans     46   1993    Senior Vice President of the Company
Senior Vice President,            since July 25, 1995; Vice President,
Chief Financial Officer           Chief Financial Officer and Secretary of
and Secretary                     the Company since September 20, 1994;
                                  Corporate Controller from June, 1993 to
                                  September 20, 1994.  Prior to joining the
                                  Company was Director, Corporate
                                  Development and Group Controller of
                                  Chromalloy America Corporation, a large
                                  diversified company.

Angelo A. Conti      38   1994    Senior Vice President, Operations of the
Senior Vice President,            Company since July 25, 1995; Vice
Operations                        President, Operations of the Company
                                  since June 16, 1994; Director,
                                  International Operations of Herman
                                  Miller, Inc., a manufacturer of office
                                  furniture systems, from 1992 to 1994;
                                  Director, Northeast Operations of Herman
                                  Miller from 1988 to 1992.

John G. Cowan        57   1974    President and Chief Executive Officer of
President and Chief               Everest & Jennings Canadian Limited,
Executive Officer of              Ontario, Canada, a wholly-owned
Everest & Jennings                subsidiary of the Company, since 1974. A
Canadian Limited                  Director of Everest & Jennings Canadian
                                  Limited from 1974 to March, 1996.

Wim Van Voorst       44   1995    Chief Operating Officer, Everest and
Chief Operating Officer,          Jennings Canadian Limited, since March
Chief Financial Officer           1996; Chief Financial Officer, Everest &
of Everest & Jennings             Jennings Canadian Limited, since June
Canadian Limited                  1995; Chief Financial Officer of S.A.
                                  Armstrong Limited, a multinational manu-facturer of pumps, valves and heat exchangers, from 1992 to 1995; Finance
                                  Director of Colgate-Palmolive India
                                  Limited, a manufacturer of toothpaste and soap, from 1988 to 1992.



                     INFORMATION CONCERNING MANAGEMENT

Summary of Cash Compensation and Certain Other Compensation

     The following Summary Compensation Table shows, for the fiscal years ended December 31, 1993, 1994 and 1995, the cash compensation paid by the Company as well as certain other compensation paid or accrued for those years to the Chief Executive Officer the other three current executive officers and one former executive officer whose salary and bonus exceeded
$100,000 during the fiscal year ended December 31, 1995 for services rendered in all capacities:


                      SUMMARY COMPENSATION TABLE

                                        Annual Compensation
                             ------------------------------------------
                                                              Other
                                                              Annual
Name and                                Salary      Bonus  Compensation
Principal Position           Year         ($)        ($)       ($)
- ------------------           ----       ------      -----  ------------

Bevil J. Hogg <F1>           1995      223,000        0          0
President and                1994      211,666        0          0
Chief Executive Officer      1993         -           -          -
of the Company

Timothy W. Evans <F3>        1995      116,613        0          0
Senior Vice President        1994      100,000        0          0
and Chief Financial Officer  1993         -           -          -
of the Company

Angelo A. Conti <F5>         1995      116,063        0          0
Senior Vice President,       1994       52,083        0          0
Operations of the Company    1993         -           -          -

Robert B. Senn <F7>          1995      161,884        0          0
Executive Vice President,    1994       53,246        0          0
Sales & Marketing            1993         -           -          -

John G. Cowan                1995      120,066        0          0
President of                 1994      118,260        0          0
E&J Canadian Limited         1993      121,500        0          0



                  SUMMARY COMPENSATION TABLE (continued)

                              Long-Term Compensation
                        ----------------------------------
                                Awards             Payouts
                        ----------------------     -------
                         Restricted                             All
                           Stock      Options/       LTIP      Other
Name and                  Award(s)      SARs       Payouts  Compensation
Principal Position          ($)         ($)          ($)        ($)
- ------------------        -------      ------       -----   ------------

Bevil J. Hogg                0               0        0             0
President and                0       1,000,000        0        58,679<F2>
Chief Executive Officer      -               -        -             -
of the Company

Timothy W. Evans             0          75,000        0             0
Senior Vice President        0          75,000        0           135<F4>
and Chief Financial          -           -            -             -
Officer of the Company

Angelo A. Conti              0          75,000        0        45,291<F6>
Senior Vice President,       0          75,000        0        19,943<F6>
Operations of the Company    -               -        -             -

Robert B. Senn               0               0        0        11,023<F8>
Executive Vice President,    0               0        0        75,742<F8>
Sales & Marketing            -               -        -             -

John G. Cowan                0               0        0             0
President of                 0         250,000        0             0
E&J Canadian Limited         0               0        0             0

[FN]
<F1>
Hired on January 14, 1994.
<F2>
Represents relocation expense in connection with his hiring including $10,680 tax gross-up on relocation expenses.
<F3>
Promoted to executive officer on September 20, 1994; he was employed by the Company on June 1, 1993.
<F4>
Represents the Company's matching contribution under the 401K Plan.
<F5>
Hired on June 16, 1994.
<F6>
Represents relocation expense in connection with his hiring including $22,809 tax gross-up on relocation expenses.
<F7>
Hired on September 12, 1994; resigned December 1, 1995.
<F8>
Represents relocation expense in connection with his hiring including $41,172 tax gross-up on relocation expenses.
[/FN]



     Except as set forth in the table above under "All Other Compensation", the Company has not included in the table above the value of incidental personal perquisites furnished by the Company to its executive officers since such incidental personal value did not exceed the lesser of $50,000 or 10% of the total of annual salary and bonus reported for the named executive officers in the table above.


Stock Options

     The following table contains information concerning grants of stock options to the named executive officers for 1995. The exercise price for all of the grants of stock options was the fair market value on the date of the grant.

                         OPTION GRANTS DURING THE
                    FISCAL YEAR ENDED DECEMBER 31, 1995


                                       Individual Grants
                        ------------------------------------------------
                                    % of Total
                                     Options
                                    Granted to
                       Options      Employees    Exercise or
                       Granted      in Fiscal     Base Price  Expiration
Name                      #            1995         ($/Sh)       Date
- ------------------      ------      ----------    ---------   ----------
Bevil J. Hogg            --             --            --           --
Timothy W. Evans       75,000           7%           .85        11/1/99
Angelo C. Conti        75,000           7%           .85        11/1/99
John G. Cowan            --             --            --           --
Robert B. Senn           --             --            --           --



                         OPTION GRANTS DURING THE
                    FISCAL YEAR ENDED DECEMBER 31, 1995
                                (continued)

                           Potential Realizable
                             Value at Assumed
                             Annual Rates of
                         Stock Price Appreciation
                           for Option Term <F1>
                        --------------------------
                       5% ($)              10% ($)
                       ------              -------
Bevil J. Hogg               --                  --
Timothy W. Evans        12,604              57,832
Angelo C. Conti         12,604              57,832
John G. Cowan               --                  --
Robert B. Senn              --                  --

[FN]
<F1>
The dollar amounts under the 5% and 10% columns in the Option Grants table are the result of calculations required by rules of the Securities and Exchange Commission and, therefore, are not intended to forecast possible future appreciation of the stock price of the Common Stock of the Company. Although permitted by SEC rules, the Company did not use an alternative formula or model to compute a grant date valuation because, given the Company's recent financial performance, the Company is not aware of any formula which will determine with any reasonable degree of accuracy a present value based on future unknown or volatile factors. Amounts shown reflect the difference between the appreciation and the exercise price. [/FN]


     The following table sets forth information with respect to the named executive officers regarding the value of their unexercised uptions held as of December 31, 1995. No options were exercised during 1995.

               AGGREGATED OPTION VALUES AT DECEMBER 31, 1995

                      Number of Unexercised        Value of Unexercised
                            Options at             In-the-Money Options
                        December 31, 1995          at December 31, 1995
                                (#)                         ($)
                    -------------------------   -------------------------
Name                Exercisable  Unexercisable  Exercisable  Unexercisable
- ----                -----------  -------------  -----------  -------------
Bevil J. Hogg          524,589      600,000        54,107          0
Timothy W. Evans        14,000      157,000          0             0
Angelo C. Conti              0      150,000          0             0
John G. Cowan           62,500      250,000          0             0
Robert B. Senn               0            0          0             0



                       COMPARATIVE STOCK PERFORMANCE

The following graph sets forth a comparison of cumulative total stockholder returns (assuming investment of $100 at December 31, 1990 and reinvestment of dividends) of the Company's Class A Common shares and Class B common shares (single class after November 18, 1993), the Standard & Poors 500 Composite Stock index ("S&P 500"), and the Standard & Poors Health Care Composite Index ("Health Care Composite") for the period from December 31, 1990 through December 31, 1995.

                          1991      1992      1993      1994      1995
                          ----      ----      ----      ----      ----
S&P 500 Index             $130      $140      $155      $157      $215
Health Care Composite     $154      $129      $118      $134      $211
E&J Class A Common        $200      $138      $115      $ 45      $ 58
E&J Class B Common        $182      $ 95      $ 79      $ 31      $ 40




Compensation Committee Interlocks and Insider Participation

     During the fiscal year ended December 31, 1995, no officers or employees of the Company or any of its subsidiaries, other than Bevil J. Hogg, President and Chief Executive Officer of the Company, participated in deliberations of the Company's Board concerning executive officer compensation and there were no interlocking relationships between any executive officer of the Company and any other entity.



Report of the Board of Directors on Executive Compensation

     The Board is responsible for developing and implementing the Company's executive compensation program and determines on an annual basis the nature and amount of compensation to be paid to the President and Chief Executive Officer and to the other executive officers of the Company.

      The compensation program for executive officers, including the President and Chief Executive Officer, currently consists of annual base compensation, participation in the Company's 1994 Stock Option Plan ("1994 Plan") and other employee benefit programs.

     As the Company has restructured and replaced members of its management team, it has attempted to lower the compensation levels paid to senior officers (including the Chief Executive Officer) while at the same time removing reporting layers, thus flattening the organization structure. When the Company returns to profitable operations, some compensation levels may be reviewed and bonus plans may be implemented to raise the compensation levels of those senior officers who were instrumental in this recovery.

     In 1995 the Board of Directors granted stock options to two named executive officers and certain associates. The quantity of options granted an individual associate was based on the level of their position within the organization and was generally established at a level intended to incent associates to perform in a manner that promotes the overall performance of the Company.

     The Revenue Reconciliation Act of 1993 (the "Act") precludes the Company from making a deduction for certain compensation in excess of $1 million per year paid or accrued with respect to the Chief Executive
Officer and the four other highest paid executive officers. As of April 24, 1996, neither the Board nor the Company has taken any action to qualify compensation (not otherwise qualified under the Act) for deduction by the Company. Based on present levels of compensation, it does not appear that any of the named executive officers' non-deductible compensation will exceed $1 million in 1996.

                         1995 Board of Directors:
                             Sandra L. Baylis
                               Bevil J. Hogg
                              Rodney F. Price
                            Robert C. Sherburne
                              Charles D. Yie





                           CORPORATE GOVERNANCE

Meetings of the Board

     Regular meetings of the Board are held on a periodic basis throughout the year. Special meetings are called when necessary. During the Company's fiscal year ended December 31, 1995, there were eight Board meetings. All current directors attended more than 75% of the meetings of the Board and of Board committees on which they served.


Committees of the Board

     The standing committees of the Board are the Audit Committee and the Compensation Committee. Membership for the Audit Committee was as follows: from January 1, 1995 to June 5, 1995 -- Dianne J. Jennings, Robert C.
Sherburne and Charles D. Yie; from June 6, 1995 to the Record Date -- Rodney F. Price, Robert C. Sherburne and Charles D. Yie. Membership for the Compensation Committee was as follows: from January 1, 1995 to June 5, 1995 -- Dianne J. Jennings, Rodney F. Price and Charles D. Yie; from June 6, 1995 to the Record Date -- Sandra L. Baylis, Rodney F. Price and Charles
D. Yie


Audit Committee

    The Audit Committee has responsibility for recommending to the Board of Directors a firm of independent accountants to audit the Company's accounts, for reviewing the scope and results of audits, for reviewing both the auditors' recommendations to management and the response of management to such recommendations, and for reviewing the adequacy of internal financial and accounting controls. During fiscal 1995, this committee met three times.


Nominating Committee

     The ad hoc Nominating Committee, which consists of the full Board, considers as potential director nominees persons recommended by stockholders. Stockholder recommendations should, where possible, include a brief description of the potential nominee's business background for the last five years and a list of other publicly held companies of which the potential nominee is a director. Recommendations should be submitted to the ad hoc Nominating Committee in care of the Secretary of the Company by December 17, 1996.


Compensation of Directors

     No non-management Directors received compensation for attendance at either Board or Committee meetings during 1995, other than reimbursement for expenses in connection with attending such meetings.

Compliance with Section 16(a) of the Securities Exchange Act of 1934
     Section 16(a) of the Securities Exchange Act of 1934 requires the Company's directors and executive officers, and persons who own more than ten percent of a registered class of the Company's equity securities, to file with the Securities and Exchange Commission and the American Stock Exchange initial reports of ownership and reports of changes in ownership of Common Stock and other equity securities of the Company. Officers, directors and greater than ten-percent stockholders are required by SEC regulation to furnish the Company with copies of all Section 16(a) forms they file.

     To the Company's knowledge, based solely on review of the copies of such reports furnished to the Company and written representations that no other reports were required, during the fiscal year ended December 31, 1995 all Section 16(a) filing requirements applicable to its officers, directors and greater than ten-percent beneficial owners were complied with.



                           CERTAIN TRANSACTIONS

     Principal Terms of Series A Preferred Stock. The principal terms of the Series A Preferred Stock are as follows: Dividends -- the Series A Preferred Stock bears 9% cumulative dividends mandatorily payable (subject to applicable law) at the end of each fiscal quarter of the Company, in cash, or, at the option of the Company, in kind, as additional Series A
Preferred  Stock  ("In-Kind Dividend Stock"); Conversion --  the  Series  A
Preferred Stock is convertible into Common Stock on a share-for-share basis, subject to anti-dilution provisions; Registration Rights -- the Series A Preferred Stock has registration rights as follows with respect to Common Stock issued upon conversion: (a) the holders of the greater of (i) 2,761,112 shares of Series A Preferred Stock or (ii) 50% or more of the sum of (x) the number of shares of Series A Preferred Stock then outstanding plus (y) the Common Stock, which both were issued on conversion of Series A Preferred Stock by BIL and are still held by BIL, may make a one-time demand that the Company register the distribution of such Common Stock; and
(b) the holders of such Common Stock have the right to request that the distribution of such Common Stock be included in any registration statement under the Securities Act of 1933 filed by the Company (with the exception of certain stock option, merger and exchange registration statements); Voting Rights -- the Series A Preferred Stock has the same voting rights as, and the right (except as limited by applicable law) to vote together with, the Common Stock; Redemption -- the Series A Preferred Stock is redeemable at the Company's option from and after April 27, 1999 at a per share redemption price equal to (i) for all shares, except the In-Kind Dividend Stock, $1.67458437 per share, and (ii) for the In-Kind Dividend Stock an amount equal to 150% of the "market price" of the Common Stock as of the redemption date; Sinking Fund -- there is no sinking fund requirement for redemption of the Series A Preferred Stock; and Liquidation Preference -- the Series A Preferred Stock has a liquidation preference per share equal to $1.67458437. Except to the extent the Company is restricted under applicable law from so doing, the terms of the Series A Preferred Stock do not restrict the Company from repurchasing or redeeming the Series A Preferred Stock while there is an arrearage in the payment of dividends.

     During the fiscal year ended December 31, 1995, BIL received 649,638 shares of Series A Convertible Preferred Stock as in kind dividend stock and interest on debt securities totaling $1,087,874.

     Principal Terms of Series B Preferred Stock. The principal terms of the Series B Preferred Stock include the following: Dividends -- the Series B Preferred Stock has the same right to dividends and distributions as the Common Stock; Conversion -- the Series B Preferred Stock is convertible into Common Stock on a share-for-share basis, subject to anti-dilution provisions; Registration Rights -- there are registration rights as follows with respect to Common Stock issued upon conversion of Series B Preferred Stock and Common Stock: (a) the holders of the greater of (i) 384,575 shares of Series B Preferred Stock or (ii) 50% or more of the sum of (x) the number of shares of Series B Preferred Stock then outstanding plus (y) the Common Stock, which both were issued on conversion of Series B Preferred Stock by BIL and are still held by BIL, may make a one-time demand that the Company register the distribution of the such Common Stock; and (b) the holders of such Common Stock have the right to request that the distribution of such Common Stock be included in any registration statement under the Securities Act of 1933 filed by the Company (with the exception of certain stock option, merger and exchange registration statements); Voting Rights -- the Series B Preferred Stock has the same voting rights as, and the right (except as limited by applicable law) to vote together with, the Common Stock; Redemption -- the Company, at its option, may redeem the Series B Preferred Stock at any time prior to April 27, 1999 at a per share redemption price (the "Series B Redemption Price") equal to the quotient of (a) the aggregate amount of interest forgiven pursuant to the Amended Credit Agreement, pursuant to which BIL acquired Security Pacific National Bank's interest in the $31,000,000 Amended and Restated Promissory
Note issued August 30, 1991 between the Company, Everest & Jennings, Inc. And Security Pacific National Bank, divided by (b) 786,357 shares; Sinking Fund -- there is no sinking fund requirement for redemption of the Series B Preferred Stock; and Liquidation Preference -- the Series B Preferred Stock has a liquidation preference per share equal to the Series B Redemption Price plus accrued, unpaid dividends, if any. Except to the extent the Company is restricted under applicable law from so doing, the terms of the Series B Preferred Stock will not restrict the Company from repurchasing or redeeming the Series B Preferred Stock while there is an arrearage in the payment of dividends.

     Principal Terms of Series C Preferred Stock. The principal terms of the Series C Preferred Stock are as follows: Dividends -- 7% cumulative dividends mandatorily payable (subject to applicable law), commencing after the Company achieves two consecutive fiscal quarters of operating profit, accruing as of the first day of such quarters, and payable on the first business day of each April, commencing with the first April following the end of the fiscal year in which the second of the consecutive fiscal quarters occurs and payable in kind, in shares of Common Stock ("In-Kind Dividend Stock"), at the option of the Company; Conversion -- convertibility into Common shares on a share-for-share basis, subject to anti-dilution provisions; Registration Rights -- as contained in the Registration Rights Agreement, and as follows with respect to shares of Common Stock issuable upon conversion of Series C Preferred Stock: (a) the holder may make a one-time demand that the Company register distribution of shares of Common Stock for not less than 500,000 shares; and (b) the holder has the right to request that the distribution of its shares of Common Stock be included in any registration statement under the Securities Act of 1933 filed by the Company; Sinking Fund -- none; Redemption -- none; Preemptive Rights -- none; Voting Rights -- the same voting rights as, and the right (except as limited by applicable law) to vote together with, the Common shares; and Liquidation Preference -- a liquidation preference per share equal to $1.00.

     Guarantee of Certain Indebtedness. In December 1995, The Hongkong and Shanghai Banking Corporation ("HSBC") and Everest & Jennings, Inc. agreed to amend the Revolving Credit Agreement originally entered into on September 30, 1992 and extend its term through September, 1997. The HSBC facility, as amended, provides up to $6 million of letter of credit availability and cash advances of up to $25 million to Everest & Jennings, Inc. Advances under the Revolving Credit Agreement bear interest at the prime rate plus 0.25%, as announced by Marine Midland Bank N.A. from time to time (8.5% at December 31, 1995), and are guaranteed by Brierley Investments Limited, an affiliate of BIL. Repayment of existing debt with BIL is subordinated to the HSBC debt, and Brierley Investments Limited, an affiliate of BIL, guaranteed its repayment.

    Lease Transaction. An affiliate of BIL, Steego Corporation ("Steego"), is leasing to the Company the computer system and the telephone system which are located at the Company's facilities in St. Louis. Steego has entered in to a back-to-back lease arrangement for such systems with Sentry Financial Corporation, which is not affiliated with either BIL or Steego.

     Indirect Interests. Rodney F. Price, a director of the Company, is also a director of BIL. As a result, Mr. Price may be deemed to have an indirect interest in the foregoing transactions with BIL.



                      EXPENSES OF PROXY SOLICITATION

     The principal solicitation of Proxies is being made by mail. However, certain officers, directors and employees of the Company, none of whom will receive additional compensation therefor, may solicit Proxies by telegram, telephone or other personal contact. The Company will bear the cost of the solicitation of the Proxies, including postage, printing and handling, and will reimburse the reasonable expenses of brokerage firms and others for forwarding solicitation materials to beneficial owners of shares.



                               ANNUAL REPORT

     Included in the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 1995 are, among other things, a description of the business of the Company and its subsidiaries, consolidated balance sheets of the Company and its subsidiaries for the fiscal years ended December 31, 1994 and December 31, 1995, the related statements of operations, stockholders' equity and cash flows for each of the three fiscal years in the period ended December 31, 1995, and a financial summary for the five fiscal years ended December 31, 1995. A copy of the Company's Annual Report on Form 10-K is being mailed to stockholders prior to or together with this Proxy Statement. Stockholders are urged to read the Company's Annual Report carefully.

     Upon written request and payment of a copying charge of $.20 per page, the Company will furnish to any such stockholder a copy of the exhibits to the Annual Report on Form 10-K for the fiscal year ended December 31, 1995. Requests should be addressed to Timothy W. Evans, Secretary, Everest & Jennings International Ltd., 4203 Earth City Expressway, Earth City, Missouri 63045.



                 DATE FOR RECEIPT OF STOCKHOLDER PROPOSALS
                  FOR PRESENTATION AT 1997 ANNUAL MEETING

     Any proposal that a stockholder wishes to present for consideration at the 1997 Annual Meeting and which such stockholder wishes included in the Company's 1997 proxy materials must be received by the Company no later than January 5, 1997.


                      OTHER BUSINESS TO BE TRANSACTED

    As of the date of this Proxy Statement, the Board of Directors knows of no other business to be presented for action at the Annual Meeting. As for any business that may properly come before the Annual Meeting, the Proxies confer discretionary authority in the persons named therein. Those persons will vote or act in accordance with their best judgment with respect thereto.

     YOU ARE URGED TO VOTE, SIGN, DATE AND RETURN THE ACCOMPANYING PROXY IN THE ENCLOSED POSTAGE-PAID ENVELOPE AT YOUR EARLIEST CONVENIENCE, WHETHER OR NOT YOU CURRENTLY PLAN TO ATTEND THE ANNUAL MEETING IN PERSON.


                              BY ORDER OF THE BOARD OF DIRECTORS

                              TIMOTHY W. EVANS
                              Secretary

St. Louis, Missouri
May 21, 1996

                                 EXHIBIT 1

Proposed Amendment to Paragraph A of Article IV of the Certificate of Incorporation effecting a reverse stock split by changing the number and par value of authorized shares of Common Stock and a proposed amendment to the voting rights of the Series A, B and C Preferred Stock to maintain equal voting rights relative to the Common Stock.

     RESOLVED, that the Board of Directors declares it advisable to amend Paragraph A of Article IV of the Certificate of Incorporation of the Company to read as follows:

        "A. The Corporation is authorized to issue one class of Common Stock. The number of shares of Common Stock which the Corporation is authorized to issue is 12,000,000, par value ten cents ($0.10) each."

     FURTHER RESOLVED, that the Board of Directors declares it advisable to amend Section 3(a) of the Certificate of Designations, Preferences and Rights of Series A Convertible Preferred Stock to read as follows:

        "(a)   except  as  provided in Section  3(c)  below,  each
        share of Series A Convertible Preferred Stock shall entitle the holder thereof to a 1/10 vote on all matters submitted to a vote of the Corporation's holders of Common Stock;"

     FURTHER RESOLVED, that the Board of Directors declares it advisable to amend Section 3(a) of the Certificate of Designations, Preferences and Rights of Series B Convertible Preferred Stock to read as follows:

        "(a)   except  as  provided in Section  3(c)  below,  each
        share of Series B Convertible Preferred Stock shall entitle the holder thereof to a 1/10 vote on all matters submitted to a vote of the Corporation's holders of Common Stock;"

     FURTHER RESOLVED, that the Board of Directors declares it advisable to amend Section 3(a) of the Certificate of Designations, Preferences and Rights of Series C Convertible Preferred Stock to read as follows:

        "(a)   except  as  provided in Section  3(c)  below,  each
        share of Series C Convertible Preferred Stock shall entitle the holder thereof to a 1/10 vote on all matters submitted to a vote of the Corporation's holders of Common Stock;".

(PROXY CARD)

                   Everest & Jennings International Ltd.

May 23, 1996

Dear Shareholder:

The 1996 Annual Meeting of Shareholders of Everest & Jennings International Ltd. will be held at the Company's corporate office, 4203 Earth City Expressway, Earth City, Missouri 63045, on Tuesday, June 4, 1996, at 11:00 a.m. local time.

It is important that your shares be represented at this meeting. Whether or not you plan to attend the meeting, please review the enclosed proxy materials, complete the proxy form attached below and return it promptly in the envelope provided.



      PLEASE MARK THE PROXY BELOW, SIGN AND DATE ON THE REVERSE SIDE,
          DETACH AND PROMPTLY RETURN IT IN THE ENCLOSED ENVELOPE
  -----------------------------------------------------------------------
          PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF
                   EVEREST & JENNINGS INTERNATIONAL LTD.

The undersigned hereby appoints Bevil J. Hogg and Timothy W. Evans, or either of them, each with full power of substitution, as proxies of the undersigned to vote, as designated below, all the shares of Common Stock of Everest & Jennings International Ltd. that the undersigned would be entitled to vote if personally present at the meeting of shareholders of the Company to be held on June 4, 1996 at 11:00 a.m. local time, at the corporate office of the Company, 4203 Earth City Expressway, Earth City, Missouri 63045, and at any adjournment thereof:

1.  ELECTION OF DIRECTORS

    ___ FOR all nominees listed below
        (except as marked to the contrary below)

    ___ WITHHOLD AUTHORITY
        to vote for all nominees listed below

INSTRUCTION:   To  withhold authority to vote for any  individual  nominee, strike a line through the nominee's name on the list below:

  Sandra L. Baylis, Bevil J. Hogg, Rodney F. Price, Robert C. Sherburne,
                              Charles D. Yie

2.  PROPOSAL TO APPROVE REVERSE STOCK SPLIT.

    ___ FOR                ___ AGAINST                ___ ABSTAIN

3. PROPOSAL TO RATIFY APPOINTMENT OF PRICE WATERHOUSE LLP AS INDEPENDENT ACCOUNTANTS FOR THE COMPANY.

    ___ FOR                ___ AGAINST                ___ ABSTAIN

4. In their discretion, the proxies are authorized to vote upon such other business as properly may come before the meeting or any adjournment thereof.

This Proxy, when properly executed, will be voted in the manner directed herein by the undersigned shareholder(s). If no direction is made, this Proxy will be voted FOR the election of director nominees listed in proposal 1, FOR proposal 2 and FOR proposal 3.

The undersigned acknowledges receipt of the Notice of Annual Meeting and Proxy Statement dated May 21, 1996, and a copy of the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 1995.


Date _____________________ , 1996

Signature _______________________________________

Please sign exactly as name appears hereon. When shares are held by joint tenants, both should sign. When signing as an attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by President or other authorized officer.